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                                  EXHIBIT 10.44


                       SIXTH AMENDMENT TO CREDIT AGREEMENT


                  SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of May 18, 1999, among AMERUS LIFE HOLDINGS, INC., an Iowa corporation (the "Borrower"), the various Banks from time to time party to the Credit Agreement referred to below (the "Banks"), BANK ONE, INDIANA, NA and ABN AMRO BANK, N.V., as Co-Arrangers (the "Co-Arrangers") and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Credit Agreement.


                              W I T N E S S E T H:


                  WHEREAS, the Borrower, the Banks, the Co-Arrangers and the Administrative Agent are parties to a Credit Agreement, dated as of October 23, 1997 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

                  WHEREAS, the Borrower has requested that the Banks agree to amend the Credit Agreement as herein provided; and

                  WHEREAS, the Banks have agreed to the amendments to the Credit Agreement as herein provided subject to the terms and conditions set forth herein;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1. Section 7.02 of the Credit Agreement is hereby amended by inserting the text "or otherwise dispose of" immediately following the word "sell" appearing in the first line of clause (f) thereof.

                  2. Section 7.03 of the Credit Agreement is hereby amended by:

                  (i) deleting the text "equipment and motor vehicles" appearing in clause (k) thereof, and inserting in lieu thereof the text "any tangible assets";

                  (ii) deleting the figure "$10,000,000" appearing in clause (r) thereof, and inserting in lieu thereof the figure "$20,000,000;

                  (iii) deleting the period appearing at the end of clause (s) thereof, and inserting in lieu thereof the text "; and"; and

                  (iv) inserting the following new clause (t) immediately following clause (s):

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                  "(t) Liens created on assets of any Regulated Insurance
         Company in connection with the establishment, sale, issuance or maintenance of Policies issued by such Regulated Insurance Company or the holding or investment of assets for such Policies, including but not limited to those incident to separate accounts or funding agreements."

                  3. Section 7.04 of the Credit Agreement is hereby amended by:

                  (i) deleting the figure "$15,000,000" appearing in clause (b) thereof, and inserting in lieu thereof the figure "$30,000,000";

                  (ii) amending clause (j) thereof by (a) deleting the text "AmerUs Life" in each instance where such text appears and inserting in lieu thereof the text "any Regulated Insurance Company"; and (b) deleting the figure "$75,000,000" appearing therein and inserting in lieu thereof the figure "$125,000,000"; and

                  (iii) deleting the figure "$15,000,000" appearing in clause
(m) thereof, and inserting in lieu thereof the figure "$25,000,000".

                  4. Section 7.06 of the Credit Agreement is hereby amended by inserting the following text immediately preceding the semicolon in clause (a) thereof:

         ", provided, that, in addition to the purchases consented to prior to the Sixth Amendment Effective Date, the Borrower may make voluntary or optional payments or prepayments or redemptions or acquisitions for value of or exchanges of any Permitted Subordinated Debt Securities or Trust Preferred Related Debt Securities after the issuance thereof, so long as the aggregate amount paid by the Borrower in respect of such payments, when added to the purchases permitted pursuant to Section 7.07(vi) of this Agreement, does not exceed $100,000,000".

                  5. Section 7.07 of the Credit Agreement is hereby amended by
(i) deleting the text "and" appearing at the end of clause (iv) thereof; (ii) deleting the period appearing at the end of clause (v) and inserting in lieu thereof the text "; and"; and (iii) inserting the following new clause (vi) immediately following clause (v) thereof:

                           "(vi) in addition to the purchases consented to prior
                  to the Sixth Amendment Effective Date, the Borrower may make purchases of its capital stock and options thereon (including in the form of convertible equity units), so long as the aggregate amount paid by the Borrower in respect of such purchases, when added to the payments made pursuant to the proviso to Section 7.06(a) of this Agreement, does not exceed $100,000,000."

                  6. Section 7.09 of the Credit Agreement is hereby amended by:

                  (i) deleting the word "and" appearing at the end of clause (v) thereof;


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                  (ii) deleting the period appearing at the end of clause (vi)
and inserting in lieu thereof the text "; and"; and

                  (iii) inserting the following new clause (vii) immediately following clause (vi):

                  "(vii) transactions in connection with and related to the demutualization of AMHC shall not be subject to this Section 7.09."

                  7. Section 7.12 of the Credit Agreement is hereby amended by deleting such Section 7.12 in its entirety and inserting in lieu thereof the following new Section 7.12:

                           "7.12 Minimum Consolidated Net Worth. The Borrower
                  will not permit Consolidated Net Worth at any time to be less than the Minimum Consolidated Net Worth at such time."

                  8. Section 9 of the Credit Agreement is hereby amended by:

                  (i) amending the definition of "Affiliate" by (a) deleting the parenthetical appearing therein in its entirety and (b) inserting the following proviso immediately preceding the period ending the first sentence thereof: ", provided, that a Person shall not be deemed to be an Affiliate solely as a result of a title or position held by such Person";

                  (ii) amending the definition of "Change of Control" appearing therein by (a) inserting the text "(other than as a result of a demutualization of AMHC in connection with which Group is merged with AMHC)" immediately prior to the comma ending clause (ii) thereof; (b) deleting the word "or" appearing immediately prior to clause (iii) thereof; and (c) inserting the following text immediately following, but prior to the period ending, clause (iii) thereof:

                  "; or (iv) any Person or "group" (within the meaning of Sections 13(d) and 14(d) under the Securities Exchange Act, as in effect on the Sixth Amendment Effective Date), shall have
                  (A) acquired beneficial ownership of 25% or more on a fully diluted basis of the voting and/or economic interest in the Borrower's capital stock or (B) obtained the power (whether or not exercised) to elect a majority of the Borrower's directors; provided that this clause (iv) shall only be applicable after a demutualization of AMHC"

                  (iii) inserting the following new definitions in appropriate alphabetical order:

                  "AMHC" shall mean American Mutual Holding Company, an Iowa corporation.

                  "Minimum Consolidated Net Worth" shall mean, at any time, $650,000,000.

                  "Sixth Amendment" shall mean the Sixth Amendment, dated as of May 18, 1999, to this Agreement.



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                  "Sixth Amendment Effective Date" shall have the meaning
         provided in the Sixth Amendment to this Agreement.

                  "Unrestricted Subsidiary" shall mean each Subsidiary of the Borrower created or acquired after the Sixth Amendment Effective Date and designated by the Borrower as an Unrestricted Subsidiary in accordance with the terms of the Sixth Amendment.

                  (iv) deleting the definition of "Adjusted Capital and Surplus" in its entirety.

                  9. Section 11 of the Credit Agreement is hereby amended by deleting subsection 11.14 in its entirety and inserting the following new subsection 11.14 in lieu thereof:

                           "11.14 Domicile of Loans. (a) Each Bank may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Bank. In addition, each Bank (each, a "Designating Bank") may, with the prior written consent of the Administrative Agent and the Borrower (each of which consents shall not be unreasonably withheld) and on terms and conditions reasonably satisfactory to the Administrative Agent and the Borrower, designate a special purpose corporation (each, a "Designated Bank") to make Loans in respect of such Designating Bank's Commitment, provided that (i) such Designating Bank shall remain the "Bank" for all purposes of this Agreement and the other Credit Documents, shall not otherwise be relieved of any of its obligations under this Agreement or any such other Credit Document (including, without limitation, its obligations under Sections 1.01 and 10.07) and shall be liable for any losses, claims, damages or expenses incurred by the Borrower, the Administrative Agent or any Bank as a result of such Designating Bank's designation of any such special purpose corporation as a Designated Bank, (ii) all payments entitled to be received by such Designated Bank with respect to the Loans made by it in respect of such Designating Bank's Commitment shall be made directly to such Designating Bank for the distribution to such Designated Bank, (iii) the Borrower and the Administrative Agent shall continue to deal solely with the respective Designating Bank and such Designated Bank shall not have any right to approve any amendment, modification or waiver to this Agreement or any other Credit Document, and all amendments, waivers, consents and/or modifications to this Agreement and the other Credit Documents which are binding on such Designating Bank also shall be binding on such Designated Bank regardless of whether or not such Designated Bank actually had notice of any such amendment, waiver, consent and/or other modification and
         (iv) each Designating Bank may only designate one Designated Bank at any time to make Loans in respect of such Designating Bank's Commitment. In addition, each party hereto hereby agrees that prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any Designated Bank, no party will institute against, or join any other Person in instituting against, such Designated Bank any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any federal or state bankruptcy or similar law arising from any actions of such Designated Bank under this Agreement.


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                  (b) Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 11.14 would, at the time of such transfer, result in increased costs under
         Section 1.10, 1.11 or 3.04 from those being charged by the respective Bank prior to such transfer, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

                  10. Notwithstanding anything to the contrary contained in the Credit Agreement, (i) after the Sixth Amendment Effective Date, the Borrower may create or acquire one or more Subsidiaries and designate (by written notice to the Administrative Agent and each Bank) such Subsidiary or Subsidiaries as an "Unrestricted Subsidiary" (which Unrestricted Subsidiaries may include, without limitation, any Person which is a Subsidiary of Group as of the Sixth Amendment Effective Date, but in no event may the Borrower designate as an Unrestricted Subsidiary any Person which is a Subsidiary of the Borrower as of the Sixth Amendment Effective Date, except for ACM Properties, Inc., which may be designated as an Unrestricted Subsidiary), (ii) such Unrestricted Subsidiaries shall not be subject to Sections 5, 6, 7 or 8 of the Credit Agreement (and the operations, assets and liabilities of such Unrestricted Subsidiaries shall not be included in determining compliance with the financial covenants set forth in Sections 7.10, 7.11 and 7.12 of the Credit Agreement, except that the carrying value of such Unrestricted Subsidiaries recorded in accordance with GAAP shall be included in the definition of Net Worth), (iii) the financial reports provided pursuant to the Credit Agreement (including, without limitation, those provided pursuant to Section 6.01) shall be prepared in a manner (reasonably satisfactory to the Administrative Agent) which distinguishes the operations, assets and liabilities of the Unrestricted Subsidiaries from those of the Borrower and its other Subsidiaries, and (iv) the sum of (x) the aggregate amount paid by the Borrower and its Subsidiaries in connection with the acquisitions of all Unrestricted Subsidiaries plus (y) the aggregate amount of liability of and recourse to the Borrower and its Subsidiaries (other than Unrestricted Subsidiaries) relating to the business and operations of all Unrestricted Subsidiaries (whether pursuant to Contingent Obligations or otherwise) plus (z) the aggregate amount of investments (including loans, advances and capital contributions) by the Borrower and its Subsidiaries (other than Unrestricted Subsidiaries) in all Unrestricted Subsidiaries, shall not exceed $100,000,000 at any time."

                  11. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (x) all representations and warranties contained in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the Sixth Amendment Effective Date (as defined below) after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (y) there exists no Default or Event of Default on the Sixth Amendment Effective Date, after giving effect to this Amendment.


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                  12. This Amendment is limited as specified and shall not
constitute a modification, acceptance or waiver of any provision of the Credit Agreement or any other Credit Document except as expressly set forth herein.

                  13. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  14. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  15. This Amendment shall become effective as of the date hereof on the date (the "Sixth Amendment Effective Date") when each of the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

                  16. From and after the Sixth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.

                  17. The Borrower hereby covenants and agrees that, so long as the Sixth Amendment Effective Date occurs, it shall pay each Bank which executes and delivers to the Administrative Agent a counterpart hereof by the later to occur of (x) the close of business on the Sixth Amendment Effective Date or (y) 5:00 p.m. (New York time) on June 8, 1999, a cash fee in an amount equal to 10 basis points (.10%) of an amount equal to the Commitment of such Bank, in each case as same is in effect on the Sixth Amendment Effective Date. All fees payable pursuant to this Section 17 shall be paid by the Borrower to the Administrative Agent for distribution to the Banks not later than the first Business Day following the Sixth Amendment Effective Date.

                                      * * *


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                  IN WITNESS WHEREOF, the parties hereto have caused a
counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                     AMERUS LIFE HOLDINGS, INC.



                                     By /s/ Michael G. Fraizer
                                       -----------------------------------------
                                        Title:    Senior Vice President &
                                                  Chief Financial Officer



                                     THE CHASE MANHATTAN BANK,
                                        Individually and as Administrative Agent



                                     By /s/ Peter Platten
                                       -----------------------------------------
                                        Title:  Vice President



                                     BANK ONE, INDIANA, NA, Individually and as
                                        a Co-Arranger



                                     By /s/ Deborah A. Pyne
                                       -----------------------------------------
                                        Title:  First Vice President



                                     ABN AMRO BANK N.V., Individually and as a
                                        Co-Arranger


                                     By
                                       -----------------------------------------
                                        Name:
                                        Title:

                                     BANK OF MONTREAL



                                     By /s/ L.A. Durning
                                       -----------------------------------------
                                        Title:  Portfolio Manager



                                     BANQUE NATIONALE DE PARIS



                                     By  /s/ Arnaud Collin du Bocage
                                       -----------------------------------------
                                        Title:  Executive Vice President and
                                        General Manager



                                     CIBC INC.



                                     By
                                       -----------------------------------------
                                        Name:
                                        Title:

                                     DRESDNER BANK AG, NEW YORK
                                        BRANCH AND GRAND CAYMAN BRANCH



                                     By /s/ Lisa Kim-Cantello
                                       -----------------------------------------
                                        Title:  Vice President



                                     By /s/ Lloyd C. Stevens
                                       -----------------------------------------
                                        Title:  Vice President



                                     FIRST UNION NATIONAL BANK



                                     By /s/ Thomas L. Stitchberry
                                       -----------------------------------------
                                        Title:  Senior Vice President



                                     FLEET NATIONAL BANK



                                     By /s/ David A. Bosselait
                                       -----------------------------------------
                                        Title:  Vice President



                                     MELLON BANK, N.A.



                                     By /s/ Susan M. Whitewood
                                       -----------------------------------------
                                        Title:  Vice President

                                     NATIONSBANK OF TEXAS, N.A.



                                     By /s/ Gary R. Peet
                                       -----------------------------------------
                                        Title:  Managing Director



                                     NORWEST BANK IOWA, NATIONAL ASSOCIATION



                                     By /s/ Diane S. Ramsey
                                       -----------------------------------------
                                        Title:  Vice President



                                     ROYAL BANK OF CANADA



                                     By /s/ Y. J. Bernard
                                       -----------------------------------------
                                        Title:  Manager



                                     SUNTRUST BANK, CENTRAL FLORIDA,
                                        NATIONAL ASSOCIATION



                                     By
                                       -----------------------------------------
                                        Name:
                                        Title: